GE FUNDS

GE Total Return Fund

(formerly known as GE Strategic Investment Fund)

Supplement Dated February 6, 2009

To the Prospectus Dated January 29, 2009

At a meeting held on February 4, 2009, the Board of Trustees (the “Board”) of GE Funds (the “Trust”) determined to continue with the implementation of certain proposals relating to the GE Total Return Fund (formerly known as GE Strategic Investment Fund) (the “Fund”) that are intended to improve the management and competitiveness of the Fund. These proposals were initially considered and approved by the Board at a meeting held on September 26, 2008, and were subsequently postponed primarily as a result of the turmoil in the financial markets.

The Fund began operations in 1992 and since that time it has not made major changes to its investment strategies and investment policies. The proposals would provide the Fund with additional flexibility to invest in a wide variety of asset classes and market segments (including ones in which it currently may not invest), utilize additional investment techniques and strategies, and revise certain of the original investment restrictions. Other proposals relate to the proposed ability of GE Asset Management Incorporated (“GEAM”), the Fund’s investment adviser, and the Fund, to retain one or more sub-advisers to manage investments in classes of assets for which GEAM does not have the appropriate capability.

Because the adoption of these changes requires the approval of the shareholders of the Fund, the Board has called a special meeting of the shareholders of the Fund (the “Meeting”) at which the shareholders will be asked to consider and approve the following proposals:

(1)	the use of a “manager of managers” arrangement whereby GEAM, as the Fund’s investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

(2)	a new Sub-Advisory Agreement with Urdang Securities Management, Inc. (“Urdang”), whereby Urdang will manage those assets of the Fund allocated by GEAM to be invested in real estate related investments.

(3)	the amendment of certain investment policies of the Fund relating to: senior securities; real estate investments; making loans; borrowing; diversification; concentration of investments; and commodities.

(4)	an amendment to the Investment Advisory and Administration Agreement between the Trust, on behalf of the Fund, and GEAM (the “Advisory Agreement”) to (a) increase the advisory fee rate paid by the Fund to GEAM, (b) permit GEAM to delegate all or a portion of its duties under the Advisory Agreement to one or more sub-adviser(s), and (c) reflect various additional oversight and other responsibilities delegated to GEAM.

The Meeting is scheduled to be held on or about April 9, 2009. The Board has established February 4, 2009 (the “Record Date”) as the date on which shareholders of record of the Fund will be entitled to vote on the proposals at the Meeting. Proxy materials describing the proposals in greater detail and seeking shareholder approval will be sent to persons invested in shares of the Fund on the Record Date. Please look for those proxy materials in the coming weeks.

[This supplement should be retained with your prospectus for future reference]

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